AMENDMENT TO PROMISSORY NOTE

THIS AMENDMENT TO PROMISSORY NOTE (this “Amendment”) is made and entered into as of September 25, 2026, by and between Vivasor, Inc., a Delaware corporation (the “Company”), and Scilex Holding Company, a Delaware corporation (the “Holder”).

RECITALS

Whereas, the Company issued a promissory note to Holder on August 8, 2026 with a maximum credit amount of up to $20,000,000 (the “Note”); and

Whereas, the Company and Holder wish to increase the maximum credit amount of the Note to $30,000,000.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AMENDMENT

1.
AMENDMENT OF Note. Effective as of the date of this Amendment, all references to “$20,000,000” in the Note are hereby amended and restated to read “$30,000,000.”
2.
MISCELLANEOUS.
A.
No Other Amendments. Except as specifically amended by this Amendment, the terms and conditions of the Note shall remain unchanged and in full force and effect. All references to “this Note” or “the Note” in the Note shall mean the Note, as amended by this Amendment.
B.
Choice of Law; Venue. This Amendment shall be construed and enforced in accordance with the laws of the State of California without regard to conflicts of laws principles.
C.
Severability. If any term or provision of this Amendment is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Amendment or invalidate or render unenforceable such term or provision in any other jurisdiction.
D.
Entire Agreement. The Amendment, together with the Note, constitute the full and entire understanding and agreement between and among the parties with respect to the subject matter hereof and thereof. No party hereto shall be liable or bound to any other party in any manner with respect to the subject matter hereof or thereof by any warranties, representations or covenants except as specifically set forth herein.
E.
Headings. The headings of the various Sections herein are for reference only and shall not define, modify, expand or limit any of the terms or provisions of this Amendment.
F.
Counterparts; “.pdf” copies. This Amendment may be executed in one or more counterparts, each of which shall be enforceable against the parties that execute such counterparts, and all of which together shall constitute one and the same instrument. “.pdf” copies of signed signature pages will be deemed binding originals.

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In Witness Whereof, the parties have executed this Amendment to Promissory Note as of the first date set forth above.

COMPANY:

Vivasor, Inc.

By:	/s/ Henry Ji

	Name:	Henry Ji, Ph.D.
	Title:	Chief Executive Officer

[Vivasor, Inc. – Signature Page to Amendment to Promissory Note]

In Witness Whereof, the parties have executed this Amendment to Promissory Note as of the first date set forth above.

HOLDER:

Scilex Holding Company

By:	/s/ Stephen Ma
	Name:	Stephen Ma
	Title:	Chief Financial Officer

Email:	SMa@scilexholding.com

Address:	960 San Antonio Road Palo Alto, CA 94303

[Vivasor, Inc. – Signature Page to Amendment to Promissory Note]